UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2025
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 and Item 5.07 of this Current
Report on Form 8-K is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 30, 2025, Ryan Specialty Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the
“Annual Meeting”). At the Annual Meeting the stockholders voted to amend the Company’s Amended and Restated
Certificate of Incorporation, as amended (the “Certificate”), to:
•approve an amendment to the Certificate to declassify the Board of Directors (the “Board”) and phase-in annual director elections;
•approve an amendment to the Certificate to replace the plurality voting standard with a majority voting standard in uncontested director elections;
•approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from the Board thereby retaining stockholders' power to remove directors, with or without cause, by a majority standard;
•approve an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset;
•approve an amendment to the Certificate to provide stockholders with the ability to take action by written consent;
•approve an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders;
•approve an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company's bylaws and certain provisions of the Company's certificate of incorporation, thereby retaining the majority standard;
•approve an amendment to the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law; and
•approve certain non-substantive amendments to the Certificate to reflect the previous name change, remove the initial number of directors, eliminate obsolete provisions and incorporate other administrative modifications as set forth in the Certificate.
Detailed descriptions of the foregoing amendments to the Certificate were set forth in management proposals two through ten in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on
April 17, 2025 (the “Proxy Statement”), which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Company’s Amended and Restated Certificate of Incorporation filed herewith as
Exhibit 3.1. These amendments to the Certificate became effective upon filing the Amended and Restated Certificate of
Incorporation with the Secretary of State of the State of Delaware on May 30, 2025.
Additionally, the Board approved an amendment and restatement of the Company’s bylaws (the “Bylaws”), which became effective concurrently with the effectiveness of the Certificate. The Bylaws were amended and restated to:
•adopt qualifications and procedures specifying the ownership percentage and information requirements that a stockholder or stockholders must provide to exercise their right to call a special meeting;
•implement a majority voting standard for the election of directors in uncontested director elections, with a plurality voting standard applying to contested director elections;
•adopt a market standard resignation policy with respect to director nominees consistent with the majority voting standard, so that an incumbent director who does not receive the requisite affirmative majority of the votes cast for his or her re-election will be required to promptly tender his or her resignation to the Board, subject to acceptance by the Board; and
•Make certain conforming and administrative changes.
The foregoing description of the Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.2, the terms of which are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, at which a quorum was present, the stockholders of the Company voted on the following proposals:
Proposal 1 - Election of Directors
The following nominees were elected to the Company’s Board to hold office for terms to expire upon the annual meeting of stockholders to be held in 2028 or until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes

Henry S. Bienen, Ph.D.	1,300,229,739	9,388,734	13,811,775
Michael D. O'Halleran	1,246,555,394	63,063,079	13,811,775
Timothy W. Turner	1,308,388,723	1,229,750	13,811,775
Patrick G. Ryan, Jr.	1,306,842,601	2,775,872	13,811,775
Proposal 2 - Approval of an amendment to the Certificate to declassify the Board and phase-in annual director elections
The proposal to amend the Certificate to declassify the Board and phase-in annual director elections has been approved.
The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,574,820	10,144	33,509	13,811,775
Proposal 3 - Approval of an amendment to the Certificate to replace the plurality voting standard with a majority voting standard in uncontested director elections
The proposal to amend the Certificate to replace the plurality voting standard with a majority voting standard in uncontested director elections has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,583,164	23,035	12,274	13,811,775
Proposal 4 - Approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from the Board thereby retaining stockholders' power to remove directors, with or without cause, by a majority standard
The proposal to amend the Certificate to eliminate the springing supermajority voting standard with respect to the removal of a director from the Board has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,550,332	60,828	7,313	13,811,775
Proposal 5 - Approval of an amendment to the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset
The proposal to amend the Certificate to provide for a specific outside date, September 30, 2029, by which the ten-to-one vote disparity of the Class B common stock to the Class A common stock will sunset has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,529,365	15,592	73,516	13,811,775
Proposal 6 - Approval of an amendment to the Certificate to provide stockholders with the ability to take action by written consent
The proposal to amend the Certificate to provide stockholders with the ability to take action by written consent has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,297,994,682	11,590,645	33,146	13,811,775
Proposal 7 - Approval of an amendment to the Certificate to provide stockholders with the ability to call special meetings of stockholders
The proposal to amend the Certificate to provide stockholders with the ability to call special meetings of stockholders has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,150,973	434,117	33,383	13,811,775
Proposal 8 - Approval of an amendment to the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company's bylaws and certain provisions of the Company's certificate of incorporation, thereby retaining the majority standard
The proposal to amend the Certificate to eliminate the springing supermajority voting standard with respect to the amendment of the Company's bylaws and certain provisions of the Company's certificate of incorporation has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,536,426	71,930	10,117	13,811,775
Proposal 9 - Approval of an amendment to the Certificate to provide for the exculpation of certain officers of the
Company to the fullest extent provided under Delaware law
The proposal to amend the Certificate to provide for the exculpation of certain officers of the Company to the fullest extent provided under Delaware law has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,266,433,870	43,147,443	37,160	13,811,775
Proposal 10 - Approval of certain non-substantive amendments to the Certificate to reflect the previous name change, remove the initial number of directors, eliminate obsolete provisions and incorporate other administrative modifications as set forth in the Certificate
The proposal to amend the Certificate to reflect the previous name change, remove the initial number of directors, eliminate obsolete provisions and incorporate other administrative modifications as set forth in the Certificate has been approved.
The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,309,527,219	9,242	82,012	13,811,775
Proposal 11 - Ratification of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain

1,322,783,452	577,712	69,084
Proposal 12 - Advisory Vote on Executive Compensation
The proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers has been approved. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes

1,308,904,586	651,181	62,706	13,811,775
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Ryan Specialty Holdings, Inc.
3.2	Amended and Restated Bylaws of Ryan Specialty Holdings, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	June 3, 2025	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary